Exhibit 10.2

AMENDMENT NO. 4

TO

CONSULTING SERVICES AGREEMENT

This Amendment (“Amendment No. 4”) is made between Vistagen Therapeutics, Inc., a Nevada corporation having an address at 343 Allerton Avenue, South San Francisco, California 94080 (“Vistagen”), and FitzPatrick & Co. LLC, a Delaware limited liability company, having an address at 2023 Allen Place, NW, Washington DC 20009 (“Consultant”), and is effective as of October 1, 2023.

WHEREAS, Vistagen and Consultant entered into a Consulting Services Agreement dated January 21, 2022, as amended by Amendment No. 1 dated June 1, 2022, as amended by Amendment No. 2 dated January 1, 2023, and as amended by Amendment No. 3 dated July 1, 2023 (collectively, the “Agreement”); and

WHEREAS, the parties mutually wish to conclude the term of the Agreement.

Vistagen and Consultant, therefore, agree as follows:

AMENDMENT

1. The term of this Agreement shall expire on October 1, 2023.

Except as expressly provided in this Amendment No. 4, the terms of the Agreement remain unchanged.

Each party is signing this agreement with the party’s authorized signature.

AGREED TO: VISTAGEN THERAPEUTICS, INC.		AGREED TO: FITZPATRICK & CO., LLC

By:	/s/ Shawn K. Singh, J.D.	By:	/s/ Margaret Mary FitzPatrick

Name:	Shawn K. Singh, J.D.	Name:	Margaret Mary FitzPatrick

Title:	Chief Executive Officer	Title:	Chief Executive Officer

Date:	November 9, 2023	Date:	November 9, 2023